UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               _________________

                                    FORM 8-K

                               _________________

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 2, 2005
                Date of Report (Date of earliest event reported)

                               _________________

                        Factory Card & Party Outlet Corp.
             (Exact name of registrant as specified in its charter)

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           Delaware                333-21859              36-3652087
 (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)          File Number)        Identification No.)


                   2727 Diehl Road, Naperville, Illinois 60563
               (Address of principal executive offices) (Zip Code)


                                 (630) 579-2000
                         (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
           ---------------------------------------------

     On June 2, 2005, Factory Card & Party Outlet Corp. issued a press release announcing sales for May 2005 and first quarter results will be released on June 14, 2005. A copy of Factory Card & Party Outlet Corp's press release is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

   (c) Exhibits

       99.1 Press Release issued by Factory Card & Party Outlet Corp. dated June 2, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FACTORY CARD & PARTY OUTLET CORP.

                                     /s/ James D. Constantine
                                     -------------------------------------------
                                     James D. Constantine
Dated: June 6, 2005                  Executive Vice President and
                                     Chief Financial and Administrative Officer

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

   99.1 Press Release issued by Factory Card & Party Outlet Corp. dated June 2, 2005.